FAIR VALUE MEASUREMENT - Roll forward of major Level 3 Investments (Details) - CNY (¥) ¥ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Roll forward of major Level 3 investments
Fair Value, Asset, Recurring Basis, Unobservable Input Reconciliation, Asset, Gain (Loss), Statement of Other Comprehensive Income or Comprehensive Income [Extensible Enumeration]	Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax
Unobservable inputs (Level 3)
Roll forward of major Level 3 investments
Fair value of Level 3 Investments, beginning balance	¥ 3,354	¥ 2,856
Transfer into/out of Level 3		(35)
New addition	86	704
Disposal of investments	(28)	(66)
Effect of exchange rate change	152	(44)
Expected credit losses	(906)
The change in fair value of the investments	(57)	(61)
Fair value of Level 3 Investment, ending balance	¥ 2,601	¥ 3,354